UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 13, 2026

DRILLING TOOLS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 1000 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 742-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.0001 per share	DTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 13, 2026, Drilling Tools International Holdings, Inc. (the “Issuer”), a wholly owned subsidiary of Drilling Tools International Corporation, a Delaware corporation (the “Company” or “DTI”), engaged a Norwegian investment bank to arrange a series of fixed income investor meetings in the Nordic market, commencing on October 14, 2026. A U.S. dollar denominated senior secured bond issue by the Issuer (the “Contemplated Bond Issue”) may follow, subject to, among other things, market conditions. The Company intends to use the net proceeds from the Contemplated Bond Issue to partially finance the previously announced acquisition of Saltire Energy Limited, to repay the Company’s existing term loan in full and a portion of its existing asset-based revolving credit facility, and for general corporate purposes.

The bonds, if issued, will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act. The bonds have not been and will not be registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K is being filed pursuant to Rule 135c under the Securities Act and shall not constitute an offer to sell or the solicitation of an offer to buy the bonds or any other securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements and Cautionary Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the Contemplated Bond Issue, the intended use of proceeds therefrom and the Company’s acquisition of Saltire Energy Limited. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including the risk that the Contemplated Bond Issue is not completed on the anticipated terms or at all. The forward-looking statements are expressly qualified by the safe-harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company undertakes no obligation to update any forward-looking statement except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2026

DRILLING TOOLS INTERNATIONAL CORPORATION

By:	/s/ David R. Johnson
David R. Johnson
Chief Financial Officer
(Principal Financial and Accounting Officer)

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